Main BuyWrite Fund

Class A Shares – N/A* Class C Shares – N/A* Class I Shares – BUYWX

*Class A and Class C shares of the Fund are not currently available for sale.

a Series of Northern Lights Fund Trust IV

PROSPECTUS

February 28, 2022, as Supplemented on March 31, 2022

Advised by:

Main Management Fund Advisors, LLC

601 California Street, Suite 200

San Francisco, California 94108

www.mainmgtfunds.com	1-855-907-3373(toll-free)

This Prospectus provides important information about the Fund that you should know before investing. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARY - MAIN BUYWRITE FUND	1
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	6
Investment Objective	6
Principal Investment Strategies	6
Principal Investment Risks	7
Temporary Investments	9
Portfolio Holdings Disclosure	9
Operational and Cybersecurity Risk	9
MANAGEMENT	10
Investment Adviser	10
Portfolio Managers	10
HOW SHARES ARE PRICED	12
HOW TO PURCHASE SHARES	13
HOW TO REDEEM SHARES	16
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	18
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS	19
DISTRIBUTION OF SHARES	20
Distributor	20
Distribution Fees	20
Additional Compensation to Financial Intermediaries	20
Householding	20
FINANCIAL HIGHLIGHTS	21
PRIVACY NOTICE	22

FUND SUMMARY - MAIN BUYWRITE FUND

Investment Objective:

The Fund seeks to provide total return, from current income and gains from long-term capital appreciation.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below, You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in the “How to Purchase Shares” section on page 13 of this Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a percentage of offering price)	None	None	None
Redemption Fee (as a % of amount redeemed on shares held less than 60 days)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.38%	0.38%	0.38%
Acquired Fund Fees and Expenses(1)	0.24%	0.24%	0.24%
Total Annual Fund Operating Expenses	1.87%	2.62%	1.62%
Fee Waiver and Reimbursement(2)	(0.18)%	(0.18)%	(0.18)%
Total Annual Fund Operating Expenses After Fee Waiver	1.69%	2.44%	1.44%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investment companies.
(2)	The Fund’s adviser, Main Management Fund Advisors, LLC (the “Adviser”), has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least March 31, 2031, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, taxes, brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), or extraordinary expenses such as litigation (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser))) will not exceed 1.45%, 2.20% or 1.20% of the Fund’s average daily net assets attributable to Class A, Class C and Class I shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years (within the three years after the fees were waived or reimbursed), if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated only by the Trust’s Board of Trustees on 60 days’ written notice to the Adviser.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$639	$982	$1,349	$2,378
Class C	$247	$761	$1,301	$2,776
Class I	$147	$456	$787	$1,724

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal period ended October 31, 2021, the Fund’s portfolio turnover rate was 48% of the average value of its portfolio.

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Principal Investment Strategies:

The Fund is designed to provide investors with sustained exposure to domestic and foreign equity markets over time by generally investing in exchange-traded funds (ETFs) and using the Adviser’s “BuyWrite” strategy. “BuyWrite” is an investment strategy of writing (selling) call options on a security owned by the Fund to generate additional returns from the option premium. The Fund also seeks returns by writing (selling) secured put options. A “put option” is an option contract that gives the owner the right to sell the underlying security at a specified price (the strike price) until its expiration at a fixed date in the future. The Fund seeks to achieve risk-adjusted returns through targeted allocations by analyzing interest and currency rates, inflation trends, economic growth forecasts, and other global and capital market fundamentals. The Fund’s option strategy may also have the benefit of reducing the volatility of the Fund’s portfolio in comparison to that of broad equity market indexes.

Equity Strategy

The Adviser believes that, over time, asset allocation is more determinative than individual security selection in limiting the variability inherent in equity security investing. Accordingly, the Adviser, when investing in ETFs, focuses its research primarily on asset allocation by carefully reviewing:

  the sector (industries sharing common characteristics; e.g., financials), sub-sector (a more specialized, narrow category within a sector; e.g., financials), and capitalization (the measure of a company’s size as determined by its current share price multiplied by the number of shares of the company’s outstanding stock) in the Fund’s portfolio.

The Adviser seeks to create a diversified portfolio to avoid significant allocations to particular market segments.

Developing Strategic Targets. The Adviser determines the Fund’s target allocations by:

•	analyzing global macroeconomic and capital market fundamentals over a 12-18 month time horizon and
•	formulating strategic targets for allocations.

Identifying the Appropriate ETFs. After developing the strategic targets, the Adviser seeks to identify the most appropriate ETFs to implement strategic asset allocation and express sector views by evaluating various factors in the respective ETFs.

Option Strategy

The Fund pursues its objective by employing an option strategy of writing (selling) covered call or index based options on an amount from 0% to 100% of the value of the ETF shares in the Fund’s portfolio. The Fund seeks to earn income and gains both from dividends paid on the ETFs owned by the Fund and cash premiums received from writing or “selling”:

•	covered call options or index based options on equity based ETFs held in the Fund’s portfolio and
•	cash secured put options against cash balances in the Fund.

The Fund will “cover” its obligations when it sells options or will earmark or segregate cash or liquid securities in accordance with applicable interpretations of the staff of the Securities and Exchange Commission (the “SEC”). The Fund may not sell “naked” put or call options, i.e., equity options representing more shares of an ETF than the Fund has cash on hand and available to purchase or index options greater than the value of the underlying security.

Stock index options are put options and call options on various stock indices. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder exercising the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars time a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right, but not the obligation, to buy from the writer of the option the security underlying the option at a specified exercise or “strike” price by or before the contract’s expiration. A put option on a security is a contract that gives the holder of the option, in return for a premium, the right to sell to the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to purchase the underlying security at the exercise price. The Adviser’s option strategy typically targets one-month options. Options of any exercise price or maturity may be utilized.

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Principal Investment Risks:

As with all mutual funds, there is a risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s net asset value (“NAV”) and performance.

The following describes the risks the Fund bears directly or indirectly through investments in the underlying ETFs in its investment portfolio. As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

Allocation Risk. If the Fund’s strategy for allocating assets among different assets classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with the same or similar investment strategy.

Exchange-Traded Funds Risk. The ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. This may result in a loss. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs’ ability to track their applicable indices. ETFs in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the ETF and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs may also trade at a discount or premium to their net asset value.

Foreign Investment Risk. Since the Fund’s investments may include foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies.

Management Risk. The portfolio managers’ judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests or sells short may prove to be incorrect and there is no guarantee that the portfolio managers’ judgment will produce the desired results.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate-change and climate related events pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

Options Risk. There are risks associated with the sale and purchase of call and put options. As a seller (writer) of a put option, the Fund will tend to lose money if the value of the reference index or security falls below the strike price. As the seller (writer) of a call option, the Fund may experience lower returns if the value of the reference index or security rises above the strike price.

Sector Risk. The Fund may have significant exposure to a limited number of issuers conducting business in the same sector or group of sectors and may invest a significant amount of the Fund’s assets in a small number of sectors. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector or a group of sectors, and the securities of companies in that sector or group of sectors could react similarly to these or other developments.

Small and Medium Capitalization Stock Risk. The earnings and prospects of small and medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Small and medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

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Performance:

The bar chart and performance table below show the variability of the Fund’s returns, which provides some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class I shares for each full calendar year since the Fund’s inception. Returns for Class A and Class C shares, which are not presented, will vary from the returns of Class I shares. The performance table compares the performance of the Fund’s Class I shares over time to the performance of a broad-based securities market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.mainmgtfunds.com or by calling 1-855-907-3373.

Class I Shares Performance Bar Chart

Calendar Year Ended December 31

Best Quarter:	4th Quarter 2020	10.38%
Worst Quarter:	1st Quarter 2020	(18.91)%

The Fund’s Class I year-to-date return as of the most recent fiscal quarter, which ended January 31, 2022, was (0.55)%.

Performance Table

Average Annualized Total Returns

(For periods ended December 31, 2021)
	One Year	Five Year	Since Inception of the Fund (12-29-15)
Class I Return before taxes	9.77%	5.15%	4.47%
Class I Return after taxes on distributions	9.76%	5.01%	4.34%
Class I Return after taxes on distributions and sale of Fund shares	5.79%	3.97%	3.45%
HFRl Equity Hedged Index(1) (reflects no deduction for fees, expenses or taxes)	11.96%	9.56%	8.86%
(1)	The HFRI Equity Hedged Index returns are reported with a start date of 12/31/15. Equity Hedge (“EH”)managers are investment managers who maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. EH managers would typically maintain at least 50% exposure to, and may in some cases be entirely invested in, equities, both long and short. Index returns assume reinvestment of dividends. Investors may not invest in the indexes directly; unlike the Fund’s returns, the indexes do not reflect any fees or expenses. Source: Hedge Fund Research.

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).

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Portfolio Managers: Kim D. Arthur, Chief Executive Officer of the Adviser, James W. Concidine, Chief Risk Officer of the Adviser, and J. Richard Fredericks, Managing Director of the Adviser, have served the Fund as its portfolio managers since it commenced operations in 2015. Alex Varner, Director of Research of the Adviser, has served the Fund as a portfolio manager since December 2021.

Purchase and Sale of Fund Shares: The minimum initial investment in the Fund for Class A shares is $2,500 for all account types. The minimum initial investment for Class C shares is $2,500 for all account types. The minimum initial investment for Class I shares is $100,000. There is no minimum subsequent investment for any share class or account type. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer. The Fund and the Adviser each reserve the right to waive any investment minimum requirements.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVE: The Fund seeks to provide total return, from current income and gains and from long-term capital appreciation.

The Fund’s investment objective may be changed without shareholder approval upon 60 days’ written notice to shareholders. The Fund’s investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this Prospectus or the Statement of Additional Information.

PRINCIPAL INVESTMENT STRATEGIES: The Fund is designed to provide investors with sustained exposure to equity markets over time by generally investing in exchange-traded funds (ETFs) and using the Adviser’s “BuyWrite” strategy. “BuyWrite” is an investment strategy of writing (selling) call options on a security owned by the Fund to generate additional returns from the option premium. The Fund also seeks additional returns by writing (selling) put options. A “put option” is an option contract that gives the owner the right to sell the underlying security at a specified price (the strike price) until its expiration at a fixed date in the future. The Fund seeks to achieve risk-adjusted returns through targeted allocations by analyzing interest and currency rates, inflation trends, economic growth forecasts, and other global and capital market fundamentals. The Fund’s option strategy may also have the benefit of reducing the volatility of the Fund’s portfolio in comparison to that of broad equity market indexes.

Equity Strategy

The Adviser believes that, over time, asset allocation is more determinative than individual security selection in limiting the variability inherent in equity security investing. Accordingly, the Adviser when investing in ETFs focuses its research primarily on asset allocation by carefully reviewing the sector (an industry sharing common characteristics; e.g., financials), sub-sector (a more specialized, narrow category within a sector; e.g., financials), and capitalization
(the measure of a company’s size as determined by its current share price multiplied by the number of shares of the company’s outstanding stock) in the Fund’s portfolio. The Adviser believes that portfolio diversification is important in all market environments and, accordingly, seeks to take a disciplined approach to diversification and to avoid significant allocations to particular market segments.

Developing Strategic Targets. The Adviser determines the Fund’s target allocations by:

•	Analyzing global macroeconomic and capital market fundamentals over a 12-18 month time horizon, including:
o	interest rates,
o	currency rates,
o	inflation trends, and
o	economic growth forecasts.
•	Formulating strategic targets for allocations to:
o	U.S. equity markets and sectors of the U.S. markets and
o	non-US equity markets, including developed and emerging markets.
o	underlying index and portfolio holdings,
o	weighting methodologies,
o	sector exposures,
o	liquidity profiles, and
o	tracking error.

Option Strategy

The Fund seeks to earn income and gains both from dividends paid on the ETFs owned by the Fund and cash premiums received from writing or “selling”:

•	covered call options or index options on equity based ETFs held in the Fund’s portfolio and
•	cash secured put options against cash balances in the Fund.
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The Fund follows a strategy known as “covered option writing,” which is a strategy designed to produce income and offset a portion of a market decline in the underlying ETF shares in the Fund’s portfolio. The Fund will “cover” its obligations when it sells options or will earmark or segregate cash or liquid securities in accordance with applicable interpretations of the staff of the SEC. The Fund may not sell “naked” put or call options, i.e., equity options representing more shares of an ETF than the Fund has cash on hand and available to purchase or index options greater than the value of the underlying security.

Index Based Options and Options on Equity Based ETFs. The Adviser implements the Fund’s option strategy by determining the exercise prices and duration of the options to be written by the Fund, depending on the Adviser’s short-term views on the ETF and its underlying index. The Fund pursues its objective by employing an option strategy of writing (selling) covered call options on an amount from 0% to 100% of the value of the ETF shares in the Fund’s portfolio.

Stock index options are put options and call options on various stock indices. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index.

A call option on a security is a contract that gives the holder of the option, in return for a premium, the right, but not the obligation, to buy from the writer of the option the security underlying the option at a specified exercise or “strike” price by or before the contract’s expiration. A put option on a security is a contract that gives the holder of the option, in return for a premium, the right to sell to the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to purchase the underlying security at the exercise price. Conventional exchange-listed options have expiration dates that can generally be up to nine months from the date the options are first listed for trading. The Adviser’s option strategy typically targets one-month options of any exercise price or maturity may be utilized.

If an option written by the Fund expires unexercised, the Fund realizes a capital gain on the expiration date equal to the premium received by the Fund at the time the option was written. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund may purchase call options it has previously written, which could result in a net gain or loss depending on whether the amount realized on the purchase is more or less than the premium received on the call option when written, net of transaction costs.

PRINCIPAL INVESTMENT RISKS

The following describes the risks the Fund bears directly or indirectly through investments in the underlying ETFs in its investment portfolio.

Allocation Risk. If the Fund’s strategy for allocating assets among different assets classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with the same or similar investment strategy.

Exchange-Traded Funds Risk. ETFs are investment companies, which may be managed or unmanaged, that generally seek to track the performance of a specific index. The value of ETFs can be expected to increase and decrease in value in proportion to increases and decreases in the indices that they are designed to track. The volatility of different index tracking stocks can be expected to vary in proportion to the volatility of the particular index they track. The ETFs in which the Fund invests may not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. This may result in a loss. ETFs are traded similarly to stocks of individual companies. Although an ETF is designed to provide investment performance corresponding to its index, it may not be able to exactly replicate the performance of its index because of its operating expenses and other factors. ETFs may also trade at a discount or premium to their net asset value. In addition, ETFs have certain inherent risks generally associated with investments in a portfolio of securities, in which the ETF is invested, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF. ETFs also involve the risk that an active trading market for an ETF’s shares may not develop or be maintained. The Fund’s investments in certain commodities-linked ETFs may be limited by tax considerations, including the Fund’s intention to qualify annually as a RIC under the Code. ETFs in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the ETF and may be higher than other mutual funds that invest directly in stocks and bonds.

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Foreign Investment Risk. To the extent the underlying funds invest in foreign securities, the Fund could be subject to greater risks because the Fund’s performance may depend on issues other than the performance of a particular company or U.S. market sector. Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. The values of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad), or changed circumstances in dealings between nations. In addition, foreign brokerage commissions, custody fees, and other costs of investing in foreign securities are generally higher than in the United States. Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations. As a result, the Fund may be exposed to greater risk and will be more dependent on the Adviser’s ability to assess such risk than if the Fund invested solely in more developed countries.

Management Risk. The Adviser’s reliance on its strategy and its judgments about the value and potential appreciation securities in which the Fund invests may prove to be incorrect, including the Adviser’s tactical allocation of the Fund’s portfolio among its investments. The ability of the Fund to meet its investment objective is directly related to the Adviser’s proprietary investment process. The Adviser’s assessment of the relative value of securities, their attractiveness and potential appreciation of particular investments in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s investment strategy will produce the desired results.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate-change and climate related events, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions, you could lose your entire investment.

Options Risk. Written call and put options may limit the Fund’s participation in equity market gains and may magnify the losses if the price of the written option instrument increases in value between the date when the Fund writes the option and the date on which the Fund purchases an offsetting position. The Fund will incur a loss as a result of a written options
(also known as a short position) if the price of the written option instrument increases in value between the date when the Fund writes the option and the date on which the Fund purchases an offsetting position. Call options involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include risk of mispricing or improper valuation and the risk that changes in the value of the call option may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships, government programs and policies, national and international political and economic events, changes in interest rates, inflation and deflation, and changes in supply and demand relationships.

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Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities including:

  Liquidity Risk. Although it is anticipated that the options traded will be actively traded, it is possible that particular investments might be difficult to purchase or sell, possibly preventing the Fund from executing positions at an advantageous time or price, or possibly requiring them to dispose of other investments at unfavorable times or prices in order to satisfy their obligations.
  Sector Risk. To the extent that the Fund’s investments are significantly exposed to a particular sector and may invest a significant amount of the Fund’s assets in a small number of sectors. The Fund is susceptible to loss due to adverse occurrences affecting that sector. The Fund will be subject to the risk that economic, political or other conditions that have a negative effect on these sectors may adversely affect the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.
  Small and Medium Capitalization Stock Risk. The stocks of small and medium capitalization companies involve substantial risk. These companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of these companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

TEMPORARY INVESTMENTS: To respond to adverse market, economic, political, or other conditions, the Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments. These short-term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. government securities, and repurchase agreements. While the Fund is in a defensive position, the Fund may not achieve its investment objective. Furthermore, to the extent that the Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because the Fund pays its pro-rata portion of such money market funds’ advisory fees, and operational fees. The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

PORTFOLIO HOLDINGS DISCLOSURE: A description of the Fund’s policies regarding the release of portfolio holdings information is available in the Fund’s Statement of Additional Information (“SAI”).

OPERATIONAL AND CYBERSECURITY RISK: Fund operations, including business, financial, accounting, data processing systems or other operating systems and facilities may be disrupted, disabled or damaged as a result of a number of factors, including events that are wholly or partially beyond our control. For example, there could be electrical or telecommunications outages; degradation or loss of internet or web services; natural disasters, such as earthquakes, tornados and hurricanes; climate-change and climate-related events; disease pandemics; or events arising from local or larger scale political or social events, as well as terrorist acts.

The Fund is also subject to the risk of potential cyber incidents, which may include, but are not limited to, the harming of or unauthorized access to digital systems (for example, through “hacking” or infection by computer viruses or other malicious software code), denial-of-service attacks on websites, and the inadvertent or intentional release of confidential or proprietary information. Cyber incidents may, among other things, harm Fund operations, result in financial losses to the Fund and its shareholders, cause the release of confidential or highly restricted information, and result in regulatory penalties, reputational damage, and/or increased compliance, reimbursement or other compensation costs. Fund operations that may be disrupted or halted due to a cyber incident include trading, the processing of shareholder transactions, and the calculation of the Fund’s net asset value.

Issues affecting operating systems and facilities through cyber incidents, any of the scenarios described above, or other factors, may harm the Fund by affecting the Adviser, or other service providers, or issuers of securities in which the Fund invests. Although the Fund has business continuity plans and other safeguards in place, including what the Fund believes to be robust information security procedures and controls, there is no guarantee that these measures will prevent cyber incidents or prevent or ameliorate the effects of significant and widespread disruption to our physical infrastructure or operating systems. Furthermore, the Fund cannot directly control the security or other measures taken by unaffiliated service providers or the issuers of securities in which the Fund invests. Such risks at issuers of securities in which the Fund invests could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.

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MANAGEMENT

Investment Adviser:

Main Management Fund Advisors, LLC, located at 601 California Street, Suite 200, San Francisco, California 94108, serves as the Fund’s investment adviser. The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is a Delaware limited liability corporation formed in 2015. Its only client is the Fund. As of October 31, 2021, the Adviser had an approximate total of $119,824,452 million in assets under management.

Subject to the oversight of the Board of Trustees, the Adviser is responsible for managing the Fund’s investments, placing trade orders and providing related administrative services and facilities under an Investment Advisory Agreement between the Fund and the Adviser.

The management fee set forth in the Investment Advisory Agreement is 1.00% annually, to be paid on a monthly basis. For the fiscal year ended October 31, 2021, the Adviser earned a fee equal to 0.82%. In addition to investment advisory fees, the Fund pay other expenses including costs incurred in connection with the maintenance of securities law registration, printing and mailing prospectuses and statements of additional information to shareholders, certain financial accounting services, taxes or governmental fees, custodial, transfer and shareholder servicing agent costs, expenses of outside counsel and independent accountants, preparation of shareholder reports, and expenses of trustee and shareholder meetings. A discussion regarding the basis for the Board of Trustees’ approval of the Investment Advisory Agreement is available in the Fund’s annual report to shareholders dated October 31, 2021.

The Adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least March 31, 2031, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement excluding (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser)) will not exceed 1.45%, 2.20%, or 1.20% of the Fund’s average daily net assets attributable to Class A, Class C, and Class I shares, respectively; subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the expense limitations in place at the time of waiver and the expense limitation in place at the time of recapture. The expense limit arrangement may not be terminated during this time period without prior approval of the Board of Trustees on 60 days’ written notice to the Adviser.

Portfolio Managers:

Kim D. Arthur, Chief Executive Officer of the Adviser, James W. Concidine, Chief Risk Officer of the Adviser, and J. Richard Fredericks, Managing Director of the Adviser, have served the Fund as its portfolio managers since it commenced operations in 2015. Alex Varner, Director of Research of the Adviser, has served the Fund as a portfolio manager since December 2021.

Kim D. Arthur. Mr. Arthur is a founding partner of Main Management, LLC, the Adviser’s parent company. He has served as CEO of Main Management, LLC since 2002 and as CEO and portfolio manager of the Adviser since 2015. In 2009, he was recognized by Institutional Investor Magazine as a “Rising Star” of Foundations and Endowments. Mr. Arthur began his financial career in 1987 in institutional sales marketing U.S. equities to Japanese institutions. He was promoted to managing director of institutional sales, and advanced to the transitional head of International Sales for Banc of America Securities. Mr. Arthur has also led an institutional sales and trading department overseeing 60 sales traders in 6 cities, managed the equity product marketing team, and served on the Investment Policy Committee and the Executive Management Committee at Banc of America Securities.

James W. Concidine. Mr. Concidine is a founding partner of Main Management, LLC. He currently serves as a Managing Director of the Adviser and is a member of the Investment Committee. Mr. Concidine began his career in the financial services industry in 1970 as a stock broker working with retail clients from 1970-1978. When the CBOE opened in April 1973, he began to specialize in conservative covered call writing strategies, and worked in institutional sales where he was responsible for U.S. equity sales to institutional accounts in the United Kingdom. Mr. Concidine led an International Institutional Sales Team. Since 1995, he has served as Chief Investment Officer for a large San Francisco family office where his duties include manager selection and asset allocation.

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J. Richard Fredericks. Ambassador Fredericks is a founding partner of Main Management, LLC. He currently serves as a Managing Director and is a member of the Investment Committee. He began his career with Dean Witter in 1970 as a securities analyst. In 1977, he joined Montgomery Securities (now Banc of America Securities) as a partner and later Senior Managing Director in Investment Research, covering the banking and financial service area. For 17 consecutive years, Mr. Fredericks was chosen by Institutional Investor Magazine as an “All-American” Research Analyst, covering the commercial banking industry. In 1995, Mr. Fredericks formally changed roles to oversee the firm’s investment banking effort for the financial industry. Mr. Fredericks served as United States Ambassador to both Switzerland and Liechtenstein from 1999 to 2001. Mr. Fredericks currently is on the Library of Congress Trust Fund Board; the Board of Directors of Cadence Bancorp LLC; the Advisory Board of Financial Technology Ventures; the Board of Chambers & Chambers Wine Merchants; and as a grower and Board Member for Turley Wine Cellars.

Alex Varner. Mr. Varner is the Director of Research at Main Management, LLC where his focus includes generating a variety of analytical reports for the firm’s Investment Committee. He interned with Main Management, LLC during the summer of 2011 while working towards his MBA from UNC’s Kenan-Flagler Business School, with a concentration in Investment Management, which was attained in May 2012. He grew up in San Rafael, California and received a Bachelor of Arts degree from Davidson College. Prior to business school Alex worked as a paralegal for the global capital markets, M&A team at the law firm of Hunton & Williams LLP and as part of the operations team at Lateef Investment Management.

The portfolio managers are supported by other members of the Adviser’s investment team who provide research, analysis, and trading support.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed and ownership of Fund shares.

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HOW SHARES ARE PRICED

Shares of the Fund are sold at NAV. The NAV of the Fund is determined at close of regular trading (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business. The NAV is computed by determining, on a per class basis, the aggregate market value of all assets of the applicable Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day (“NYSE Close”). The NAV takes into account, on a per class basis, the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily. The determination of the NAV for the Fund for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Fund’s securities, including securities issued by ETFs, are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the-counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board of Trustees. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board of Trustees has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Adviser. The team may also enlist third-party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board of Trustees reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

The Fund may use independent pricing services to assist in calculating the value of the Fund’s securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund. Because the Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of some of the Fund’s portfolio securities may change on days when you may not be able to buy or sell Fund shares.

In computing NAV, the Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine NAV, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of the Fund’s assets that are invested in one or more mutual funds registered under the 1940 Act, the Fund’s NAV is calculated based upon the NAVs of those mutual funds, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

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HOW TO PURCHASE SHARES

Share Classes: This Prospectus describes three classes of shares offered by the Fund: Class A, Class C, and Class I shares. The Fund offers these three classes of shares so that you can choose the class that best suits your investment needs. The main differences between the share classes are sales charges and ongoing fees. Class A are subject to a maximum sales charge of 4.75%. There is no sales charge for Class C or Class I. Class A and Class C shares pay an annual fee of up to 0.25% and 1.00%, respectively, for distribution and shareholder services expenses pursuant to a plan under Rule 12b-1. In choosing which class of shares to purchase, you should consider which will be most beneficial to you, given the amount of your purchase and the length of time you expect to hold the shares. Each class of shares in the Fund represents interest in the same portfolio of investments within the Fund. The Fund reserves the right to waive sales charges. Not all share classes may be available for purchase in all states.

Class A Shares: Class A shares are offered at their public offering price, which is the NAV plus an initial sales charge as described below, and is subject to 12b-1 distribution fees of up to 0.25% of the average daily net assets of Class A shares. The minimum initial investment in the Class A shares is $2,500 for all types of accounts and there is no minimum subsequent investment. There are no sales charges on reinvested distributions. You can qualify for a sales charge reduction or waiver through a right of accumulation or a letter of intent if you are a U.S. resident. See the discussions of “Right of Accumulation” and “Letter of Intent” below. The following sales charges apply to your purchases of Class A shares of the Fund:

Amount Invested	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Amount Invested	Dealer Reallowance
Less than $50,000	4.75%	4.98%	4.25%
$50,000 but less than $100,000	4.50%	4.17%	3.50%
$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.50%
$1,000,000 and above	None	None	None
(1)	Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculations used to determine your sales charge.

Authorized dealers may retain commissions on purchases of Class A shares over $1 million calculated as follows: 1.00% on purchases between $1 million and $3 million, 0.50% on amounts over $3 million but less than $5 million, 0.25% on amounts over $5 million. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A shares. The Fund will be reimbursed for any such commissions retained.

As shown in the table above, investors that purchase $1,000,000 or more of Fund shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Fund shares are subject to a contingent deferred sales charge (“CDSC”) on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on those shares redeemed.

You may be able to buy Class A Shares without a sales charge (i.e., “load-waived”) when you are:

  reinvesting dividends or distributions,
  participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services, exchanging an investment in Class A Shares of another fund for an investment in the Fund, a current or former director or trustee of the Trust,
  an employee (including the employee’s spouse, domestic partner, children, grandchildren, parents, grandparents, siblings, and any independent of the employee, as defined in section 152 of the Internal Revenue Code) of the Adviser or its affiliates or of a broker-dealer authorized to sell shares of such funds, purchasing shares through the Adviser, or
  purchasing shares through a financial services firm (such as a broker-dealer, investment adviser or financial institution) that has a special arrangement with the Fund.

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Right of Accumulation

For the purposes of determining the applicable reduced sales charge, the right of accumulation allows you to include prior purchases of Class A shares of the Fund as part of your current investment as well as reinvested dividends. To qualify for this option, you must be either:

  an individual;
  an individual and spouse purchasing shares for your own account or trust or custodial accounts for your minor children; or
  a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401, 403 or 457 of the Internal Revenue Code, including related plans of the same employer.

If you plan to rely on this right of accumulation, you must notify the Fund’s distributor, Northern Lights Distributors, LLC
(the “Distributor”), at the time of your purchase. You will need to give the Distributor your account numbers. Existing holdings of family members or other related accounts of a shareholder may be combined for purposes of determining eligibility.

If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

Letter of Intent

The letter of intent allows you to count all investments within a 13-month period in Class A shares of any fund as if you were making them all at once for the purposes of calculating the applicable reduced sales charges. The minimum initial investment under a letter of intent is 5% of the total letter of intent amount. The letter of intent does not preclude a fund from discontinuing sales of its shares. You may include a purchase not originally made pursuant to a letter of intent under a letter of intent entered into within 60 days of the original purchase. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of a fund which were previously purchased at a price including a front end sales charge during the 90-day period prior to the Distributor receiving the letter of intent, and (2) the historical cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You may combine purchases and exchanges by family members (limited to spouse and children, under the age of 21, living in the same household). You should retain any records necessary to substantiate historical costs because the Fund, the transfer agent, and any financial intermediaries may not maintain this information. Shares acquired through reinvestment of dividends are not aggregated to achieve the stated investment goal.

Class C Shares: Class C shares of the Fund are offered at their NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund. Class C shares pay up to 1.00% on an annualized basis of the average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to the Fund and/or shareholder services. Over time, fees paid under this distribution and service plan will increase the cost of a Class C shareholder’s investment and may cost more than other types of sales charges. The minimum initial investment in Class C shares is $2,500 for all types of accounts, and there is no minimum subsequent investment.

Class I Shares: Institutional Class shares of the Fund are offered at their NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund. The minimum initial investment in Class I shares is $100,000 for all types of accounts, and there is no minimum subsequent investment.

Factors to Consider When Choosing a Share Class: When deciding which class of shares of the Fund to purchase, you should consider your investment goals, present and future amounts you may invest in the Fund, and the length of time you intend to hold your shares. To help you make a determination as to which class of shares to buy, please refer back to the examples of the Fund’s expenses over time in the Fees and Expenses of the Fund section in this Prospectus. You also may wish to consult with your financial adviser for advice with regard to which share class would be most appropriate for you.

Purchasing Shares: You may purchase shares of the Fund by sending a completed application form to the following address:

via Regular Mail Main BuyWrite Fund c/o Ultimus Fund Solutions, LLC P.O. Box 541150 Omaha, Nebraska 68154	via Overnight Mail Main BuyWrite Fund c/o Ultimus Fund Solutions, LLC 4221 North 203rd Street, Suite 100 Elkhorn, Nebraska 68022-3474

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The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the application, you should supply your full name, date of birth, social security number, and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Fund in verifying your identity. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Purchase through Brokers: You may invest in the Fund through brokers or agents who have entered into selling agreements with the Distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Fund. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund. You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire: If you wish to wire money to make an investment in the Fund, please call the Fund at 1-855-907-3373 for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automated Clearing House (ACH) Purchase: Current shareholders may purchase additional shares via Automated Clearing House (“ACH”). To have this option added to your account, please send a letter to the Fund requesting this option and supply a voided check for the bank account. Only bank accounts held at domestic institutions that are ACH members may be used for these transactions.

You may not use ACH transactions for your initial purchase of Fund shares. ACH purchases will be effective at the closing price per share on the business day after the order is placed. The Fund may alter, modify or terminate this purchase option at any time.

Shares purchased by ACH will not be available for redemption until the transactions have cleared. Shares purchased via ACH transfer may take up to 15 days to clear.

Automatic Investment Plan: You may participate in the Fund’s Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account. Please contact the Fund at 1-855-907-3373 for more information about the Fund’s Automatic Investment Plan.

Minimum and Additional Investment Amounts: The minimum initial investment in the Fund for Class A and Class C shares is $2,500 for all account types. The minimum initial investment for Class I shares is $100,000. There is no minimum subsequent investment amount for any share class or account type. The Fund reserves the right to waive any investment minimum requirement.

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Make all checks payable to the Fund. The Fund will not accept payment in cash, cashier’s checks or money orders. Also, to prevent fraud, the Fund will not accept credit cards or third-party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares. Redemptions of shares of the Fund purchased by check may be subject to a hold period until the check has been cleared by the issuing bank. To avoid such holding periods, shares may be purchased through a broker or by wire, as described in this section.

Note: Ultimus Fund Solutions, LLC, the Fund’s transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any check returned to the transfer agent for insufficient funds.

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When Order is Processed: All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Fund receives your application or request in good order. All requests received in good order by the Fund before 4:00 p.m. (Eastern Time) will be processed on that same day. Requests received after 4:00 p.m. (Eastern Time) will be processed on the next business day.

Good Order: When making a purchase request, make sure your request is in good order.

“Good order” means your purchase request includes:

•	the name of the Fund;
•	the dollar amount of shares to be purchased;
•	a completed purchase application or investment stub; and
•	check payable to the “Main BuyWrite Fund.”

Retirement Plans: You may purchase shares of the Fund for your individual retirement plans. Please call the Fund at 1-855-907-3373 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

HOW TO REDEEM SHARES

Redeeming Shares: The Fund typically expects that it will take up to three business days following the receipt of your redemption request to pay out redemption proceeds by check or electronic transfer. The Fund typically expects to pay redemptions from cash, cash equivalent, proceeds from the sale of Fund shares, any lines of portfolio securities. These redemption payment methods will be used in regular and stressed market conditions. You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

via Regular Mail Main BuyWrite Fund c/o Ultimus Fund Solutions, LLC P.O. Box 541150 Omaha, Nebraska 68154	via Overnight Mail Main BuyWrite Fund c/o Ultimus Fund Solutions, LLC 4221 North 203rd Street, Suite 100 Elkhorn, Nebraska 68022-3474

Redemptions by Telephone: The telephone redemption privilege is automatically available to all new accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account. The proceeds, which are equal to number of shares times the NAV less any applicable deferred sales charges or redemption fees, will be sent by mail to the address designated on your account or sent electronically, via ACH or wire, directly to your existing account in a bank or brokerage firm in the United States as designated on our application. To redeem by telephone, call 1-855-907-3373.

During periods of high market activity, you may encounter higher than usual wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. Neither the Fund nor its transfer agent will be held liable if you are unable to place your trade due to high call volume.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Fund, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost, or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. The Fund or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Fund and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker: If shares of the Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund. The servicing agent may charge a fee for this service.

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Redemptions by Wire: You may request that your redemption proceeds be wired directly to your bank account. The Fund’s transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Systematic Withdrawal Plan: If your individual account, IRA or other qualified plan account has a current account value of at least $50,000, you may participate in the Fund’s Systematic Withdrawal Plan, an investment plan that automatically moves money to your bank account from the Fund through the use of electronic funds transfers. You may elect to make subsequent withdrawals by transfers of a minimum of $500 on specified days of each month into your established bank account. Please contact the Fund at 1-855-907-3373 for more information about the Fund’s Systematic Withdrawal Plan.

Redemptions in Kind: The Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount is greater than $250,000 or 1% of the Fund’s assets. The securities will be chosen by the Fund on a pro-rata basis to the extent feasible and valued using the Fund’s NAV pricing procedures. A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent: Once the Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in “good order.” If you purchase shares using a check and soon after request a redemption, your redemption proceeds, which are payable at the next determined NAV following the receipt of your redemption request in “good order,” as described below, will not be sent until the check used for your purchase has cleared your bank.

Good Order: Your redemption request will be processed if it is in “good order.” To be in good order, the following conditions must be satisfied:

•	The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;
•	the request must identify your account number;
•	the request should be signed by you and any other person listed on the account, exactly as the shares are registered; and
•	if you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees: If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the applicable Fund with your signature guaranteed. A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers. You will need your signature guaranteed if:

•	you request a redemption to be made payable to a person not on record with the Fund;
•	you request that a redemption be mailed to an address other than that on record with the Fund;
•	the proceeds of a requested redemption exceed $50,000;
•	any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or
•	your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations). Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary, or other organization. A notary public cannot guarantee signatures.

Retirement Plans: If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances: If at any time your account balance falls below $2,500, the Fund may notify you that, unless the account is brought up to at least $2,500 within 30 days of the notice, your account could be closed. After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record. Your account will not be closed if the account balance drops below $2,500 due to a decline in the NAV. The Fund will not charge any redemption fee on involuntary redemptions.

17

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund discourages and does not accommodate market timing. Frequent trading into and out of the Fund can harm all Fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Board of Trustees has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Fund currently uses several methods to reduce the risk of market timing. These methods include:

  committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund’s “Market Timing Trading Policy”;
  rejecting or limiting specific purchase requests; and
  rejecting purchase requests from certain investors.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of Fund shareholders.

Based on the frequency of redemptions in your account, the Adviser or transfer agent may in its sole discretion determine that your trading activity is detrimental to the Fund as described in the Fund’s Market Timing Trading Policy and elect to reject or limit the amount, number, frequency, or method for requesting future purchases or redemptions into the Fund.

The Fund reserves the right to reject or restrict purchase requests for any reason, particularly when the shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Fund nor the Adviser will be liable for any losses resulting from rejected purchase orders. The Adviser may also bar an investor who has violated these policies (and the investor’s financial advisor) from opening new accounts with the Fund.

Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Fund. While the Fund will encourage financial intermediaries to apply the Fund’s Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund’s Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges, and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund’s Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund’s Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information to the extent known to the broker to the Fund upon request. If the Fund or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

18

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of the Fund’s shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account). When you redeem your shares you may realize a taxable gain or loss. This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold. (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.)

The Fund intends to distribute substantially all of its net investment income quarterly and net capital gains annually. Both types of distributions will be reinvested in shares of the Fund unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares. Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash. Certain dividends or distributions declared in October, November, or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year the Fund will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them. The Fund must report to the IRS and furnish to shareholders the cost basis information for shares purchased and sold. The Fund has chosen average cost as its standing (default) tax lot identification method for all shareholders, which means the Fund uses this method to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing NAVs, and the entire position is not sold at one time. Shareholders may, however, choose a method other than the Fund’s standing method at the time of their purchase or upon sale of covered shares. Shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review the cost basis information provided to them by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a percentage of any dividend, redemption, or exchange proceeds. The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number. If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending. The Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice. You should consult your own tax advisers to determine the tax consequences of owning the Fund’s shares.

19

DISTRIBUTION OF SHARES

Distributor: Northern Lights Distributors, LLC, located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474, is the distributor for the shares of the Fund. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund are offered on a continuous basis.

Distribution Fees: The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan for Class A and Class C shares (the “Plans”), pursuant to Rule 12b-1 of the 1940 Act, which allows the Fund to pay the Fund’s Distributor an annual fee for distribution and shareholder servicing expenses of 0.25% of the Fund’s average daily net assets attributable to Class A and 1.00% of the Fund’s average daily net assets attributable to Class C.

The Distributor and other entities are paid under the Plans for services provided and the expenses borne by the Distributor and others in the distribution of Fund shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund’s shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor or other entities may utilize fees paid pursuant to the Plans to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

You should be aware that if you hold your shares for a substantial period of time, you may indirectly pay more than the economic equivalent of the maximum front-end sales charge allowed by FINRA due to the recurring nature of distribution (12b-1) fees.

Additional Compensation to Financial Intermediaries: The Distributor and its affiliates, and the Adviser and its affiliates may, at its own expense and out of its own assets including legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Fund. Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators, and others. These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus. These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs. These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The Distributor may, from time to time, provide promotional incentives to certain investment firms. Such incentives may, at the Distributor’s discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional compensation.

Householding: To reduce expenses, the Fund mails only one copy of the prospectus and each annual and semi-annual report to those addresses shared by accounts that have elected to receive paper copies of these documents. If you wish to receive individual copies of these documents, please call the Fund at 1-855-907-3373 on days the Fund is open for business or contact your financial institution. The Fund will begin sending you individual copies thirty days after receiving your request.

20

FINANCIAL HIGHLIGHTS

The following table is intended to help you better understand the Fund’s financial performance since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned
(or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by Cohen & Company, Ltd, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.

MAIN BUYWRITE FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	For the		For the		For the	For the	For the		For the
	Period* Ended		Year Ended		Year Ended	Year Ended	Year Ended		Period Ended
Class I Shares	October 31, 2021		November 30, 2020		November 30, 2019	November 30, 2018	November 30, 2017		November 30, 2016 (1)
Net asset value, beginning of period	$11.26		$11.15		$11.00	$10.84	$10.12		$10.00
Income from investment operations:
Net investment income (2)	0.00	(3)	0.10		0.05	0.02	0.04		0.00	(3)
Net realized and unrealized gain on investments and options written	1.26		0.10	(4)	0.16	0.19 (4)	0.74		0.12
Total from investment operations	1.26		0.20		0.21	0.21	0.78		0.12
Less distributions from:
Net investment income	(0.03)		(0.09)		(0.05)	(0.05)	(0.06)		(0.00	) (3)
Return of capital	—		(0.00	) (3)	(0.01)	—	—		(0.00	) (3)
Total distributions	(0.03)		(0.09)		(0.06)	(0.05)	(0.06)		(0.00	) (3)
Paid-in-Capital From Redemption Fees	—		0.00	(3)	0.00 (3)	0.00 (3)	—		—
Net asset value, end of period	$12.49		$11.26		$11.15	$11.00	$10.84		$10.12
Total return (5)	11.21	% (6)	1.84%		1.97%	1.92%	7.70%		1.25	% (6)
Net assets, at end of period (000s)	$126,197		$57,183		$77,342	$64,039	$26,859		$23,219
Ratio of gross expenses to average net assets (7,9)	1.38	% (8)	1.48%		1.39%	1.48%	1.77%		2.11	% (8)
Ratio of net expenses to average net assets (9)	1.20	% (8)	1.20%		1.20%	1.20%	1.20	% (11)	1.20	% (8,11)
Ratio of net investment income to average net assets (10)	0.02	% (8)	1.01%		0.50%	0.18%	0.39	% (11)	0.01	% (8,11)
Portfolio Turnover Rate	48	% (6)	95%		51%	22%	21%		73	% (6)

*	Represents the period December 1, 2020 to October 31, 2021
(1)	The Main BuyWrite Fund commenced operations on December 29, 2015
(2)	Per share amounts calculated using the average shares method.
(3)	Amount represents less than $0.005 per share.
(4)	Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period and may not reconcile with aggregate gains and losses in the Statement of Operations due to timing of share transactions during the year.
(5)	Total returns are historical in nature and assume changes in share price, reinvestment of all dividends and distributions, if any.
(6)	Not annualized.
(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor/administrator.
(8)	Annualized.
(9)	Does not include the expenses of other investment companies in which the Fund invests.
(10)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(11)	Ratios include 0.07% and 0.20% of voluntary waived administrator fees during the year ended November 30, 2017 and the period ended November 30, 2016, respectively.

21

PRIVACY NOTICE

Northern Lights Fund Trust IV

Rev. August 2015

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST IV DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•         Social Security number and wire transfer instructions

•         account transactions and transaction history

•         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust IV chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust IV share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-631-490-4300

22

PRIVACY NOTICE

Northern Lights Fund Trust IV

What we do:
How does Northern Lights Fund Trust IV protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust IV collect my personal information?

We collect your personal information, for example, when you

•   open an account or deposit money

•   direct us to buy securities or direct us to sell your securities

•   seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•   sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•   affiliates from using your information to market to you.

•   sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust IV has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust IV does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust IV does not jointly market.

23

Main BuyWrite Fund

Adviser	Main Management Fund Advisors, LLC 601 California Street, Suite 200 San Francisco, CA 94108	Distributor	Northern Lights Distributors, LLC 4221 North 203rd Street, Suite 100 Elkhorn, NE 68022-3474
Custodian	Brown Brothers Harriman & Co. 50 Post Office Square Boston, MA 02110	Legal Counsel	Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, OH 43215
Transfer Agent	Ultmus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246	Independent Registered Public Accountant	Cohen & Company, Ltd. 342 North Water Street, Suite 830 Milwaukee, WI 53202

Additional information about the Fund is included in the Fund’s SAI dated February 28, 2022. The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Fund’s policies and management. Additional information about the Fund’s investments will also be available in the Fund’s Annual and Semi-Annual Reports to Shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

To obtain a free copy of the SAI and the Annual and Semi-Annual Reports to Shareholders, or other information about the Fund, or to make shareholder inquiries about the Fund, please call 1-885-907-3373. Information relating to the Fund can be found on the Fund website at www.mainmgtfunds.com. You may also write to:

Main BuyWrite Fund

c/o Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

Investment Company Act File # 811-23066